                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]     Preliminary information statement        [ ]   Confidential, for  use of
                                                       the Commission only
                                                       (as permitted by
                                                       Rule 14c-5(d)(2))
[ ]     Definitive information statement

                                 The GCG Trust
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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

                                 THE GCG TRUST
                              1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19083

                       NOTICE TO THE SHAREHOLDERS OF THE
                       GROWTH PORTFOLIO OF THE GCG TRUST
                                 MARCH __, 2003

     This Notice is being furnished in connection with a new sub-advisory agreement that has been entered into in connection with the Growth Portfolio (the "Portfolio") of The GCG Trust (the "Fund"). As explained in more detail below, the Board of Trustees of the Fund (the "Trustees") has approved a change to the sub-advisory services provided to the Portfolio. Accordingly, the sub-advisory agreement between, Directed Services, Inc. ("DSI" or the "Adviser"), the Fund's investment adviser, and Janus Capital Management LLC ("Janus") was terminated by the Trustees and a new sub-adviser was selected. As a result of this change, Janus will no longer serve as investment sub-adviser for the Portfolio after December 13, 2002. Marsico Capital Management, LLC ("Marsico"), will replace Janus as the sub-adviser of the Portfolio and begin providing investment sub-advisory services to the Portfolio effective as of the close of business on December 13, 2002.

     The Fund has obtained an exemption from the Securities and Exchange Commission that permits DSI to enter into new sub-advisory agreements without obtaining shareholder approval of such new agreements under certain conditions. Any such changes must be approved by a majority of the disinterested Trustees and, as a condition of such exemption, DSI must furnish shareholders of the affected portfolio with certain information about the changes. This Notice is intended to comply with that condition. The cost of preparation of this Notice is being paid by DSI. The cost of mailing this Information Statement is being paid by the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Annual Report of the Fund (the "Report"), including audited financial statements for the fiscal year ended December 31, 2002, was sent to shareholders on March 3, 2003. The Semi-annual Report of the Fund, including unaudited semi-annual financial statements for the period ended June 30, 2002, has also been previously sent to shareholders. The Fund will furnish an additional copy of the Report, as well as the Semi-annual Report, to a shareholder upon request, without charge, by writing to the Fund at the following address: The GCG Trust, 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 or by calling 1-800-366-0066.

     As of March 19, 2003, the following number of shares of beneficial interest of the Portfolio were outstanding:

     Class A: 42,482 shares
     Class S: 60,931,813 shares

     The Fund serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies issued by life insurance companies ('variable contracts') to individuals, as well as, sponsors of group pension and retirement plans. Shares of the Fund are also offered directly to the trustees and custodians of certain qualified retirement plans. Accordingly, the record owners of the Fund's shares are the insurance company depositors of separate accounts used to fund variable contracts, as well as, the trustees and custodians of certain qualified retirement plans. This Information Statement is being sent on behalf of these record owners to the variable contract owners, plan sponsors and in some cases their plan participants that have an interest in the Portfolio.

     As of December 31, 2002, the following entities owned of record or, to the knowledge of the Trust, beneficially owned 5% or more of the outstanding shares of a class of the Portfolio:

     Class A:
     Class S:

     As of December 31, 2002, no Trustee owned any shares of the Portfolio.

     DSI serves as the investment adviser to the Fund. DSI is organized as a New York corporation and is an indirect, wholly owned subsidiary of ING Groep N.V., ("ING") a global financial institution active in the fields of insurance, banking and asset management. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trust, including the Portfolio. The address of DSI is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. ING's address is Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, Netherlands.

                       NEW SUB-ADVISORY AGREEMENT BETWEEN
                          DIRECTED SERVICES, INC. AND
                         MARSICO CAPITAL MANAGEMENT LLC

BACKGROUND

     DSI has served as investment adviser to the Fund since 1997, pursuant to an Investment Advisory Agreement with the Fund. The Investment Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, DSI may engage, subject to the approval of the Trustees and, where required, the shareholders of the Portfolio, a sub-adviser to provide day-to-day advisory services in relation to the Portfolio. Under the Investment Advisory Agreement, DSI may delegate to the sub-adviser the duty, among other things, to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased and sold for the Portfolio. In accordance with this provision for delegation of authority, DSI entered into a sub-advisory agreement with Janus with respect to the Portfolio effective February 26, 1999, pursuant to which those sub-advisory duties were delegated to Janus. The continuation of the sub-advisory agreement with Janus last was approved by shareholders at a special meeting of shareholders on February 15, 2002 (the "Former Agreement").

     At an in person board meeting on November 22, 2002, the Trustees were asked to consider a new subadvisory agreement between DSI and Marsico in connection with the Portfolio. The proposed agreement was unanimously approved by the Trustees at the meeting and the Trustees authorized the preparation and distribution of this Notice. The agreement was subsequently executed by DSI and Marsico effective December 13, 2002 (the "New Agreement"). The decision to terminate Janus and retain Marsico under the New Agreement was based on, several factors including, the poor performance of the Portfolio under Janus and the consistent performance of the Marsico team in managing funds similar to the Portfolio. More particularly, the Trustees evaluated the performance of the Portfolio against a "peer group" of mutual funds with investment objectives similar to those of the Portfolio and also in comparison to the benchmark index of the Portfolio, the Standard & Poor's 500 Index.

     Under the new subadvisory arrangement, the Portfolio's manager will be Thomas F. Marsico. Mr Marsico is the Chairman, CEO and Chief Investment Officer of Marsico. Mr. Marsico has more than 22 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

EVALUATION OF THE BOARD OF TRUSTEES

     At an in person meeting of the Trustees held on November 22, 2002, the Trustees unanimously approved the New Agreement. At that meeting, the Trustees received information concerning Marsico and the anticipated ability of Marsico to perform its responsibilities with respect to the Portfolio. In evaluating the New Agreement, the Trustees considered the fact that the New Agreement was substantially identical to the Former Agreement (except for the names of the entities, its effective date, the effective fee rate and certain termination notice provisions) including the terms relating to the services to be provided. The Trustees also considered the nature and quality of the advisory services to be provided by Marsico, the experience and qualifications of Mr. Marsico and his portfolio management team and the effective fee rate that would be charged by Marsico for their services.

     Based on the Trustees' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees determined that the New Agreement is in the best interests of the Portfolio and its shareholders.

THE NEW AND FORMER AGREEMENTS

     The New Agreement became effective as of December 13, 2002, and will remain in effect through December 13, 2004, unless earlier terminated under the provisions of Section 15 of the New Agreement. Following the expiration of its initial term, the Agreement is annually renewable provided certain conditions are met. THE TERMS AND PROVISIONS OF THE NEW AGREEMENT ARE SUBSTANTIALLY IDENTICAL TO THE TERMS OF THE FORMER AGREEMENT with Janus, except for the names of the entities, the effective date, the effective fee rate and certain termination notice provisions. Those terms and provisions are summarized below. The New Agreement and Former Agreement are attached hereto as Exhibits A and B respectively.

     Under the terms of the New Agreement, as under the Former Agreement, Marsico agrees to furnish the Adviser with investment advisory services in connection with a continuous investment program for the Portfolio. The Portfolio is to be managed in accordance with its investment objective, investment policies and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information. Subject to the supervision and control of the Adviser, which in turn is subject to the supervision and control of the Trustees, Marsico, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

     Under the terms of the New Agreement, as under the Former Agreement, sub-advisory fees are payable by DSI, not by the Portfolio or its shareholders. For its fee, DSI agrees to furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the New Agreement. DSI's compensation for the services provided under the New Agreement is computed at an annual rate and is payable monthly in arrears. For all services rendered to the Portfolio, DSI will calculate and pay Marsico at an annual rate in accordance with the table below:

                                                           RATE        NET ASSETS
                                                           ----   --------------------
Growth Series............................................  0.45%  $0 to $500,000,000;
                                                           0.40%  $500,000,001 to
                                                                  $1,500,000,000; and
                                                           0.35%  Amounts in excess of
                                                                  $1,500,000,001.

     Under the Former Agreement, DSI calculated and paid Janus at an annual rate in accordance with the table below:

                                                           RATE        NET ASSETS
                                                           ----   --------------------
Growth Series............................................  0.50%  $0 to $500,000,000;
                                                           0.45%  $500,000,001 to
                                                                  $750,000,000;
                                                           0.40%  $750,000,001 to
                                                                  $3,000,000,000; and
                                                           0.35%  Amounts in excess of
                                                                  $3,000,000,001.

     The fee paid by DSI to Janus for services rendered with respect to the Portfolio for the period from January 1, 2002 to December 13, 2002 was $3,700,320. If the New Agreement had been in effect during this period, the fee paid by DSI to Marsico for services rendered with respect to the Portfolio would have been $3,363,307. This amount represents a 9.11% decrease over the amount paid by DSI to Janus during that time frame.

     The New Agreement may be terminated at any time without penalty by vote of the Board, by vote of a majority of the outstanding voting securities of the Portfolio or upon the election of DSI upon 60 days' written notice to Marsico. The New Agreement will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act of 1940, as amended) or upon termination of the Investment Advisory Agreement between the Fund and DSI. The New Agreement also may be terminated by Marsico upon 90 days written notice to the Fund and DSI.

     Under the terms of the New Agreement as under the Former Agreement, the agreement will continue in full force and effect from year to year, provided such continuance is specifically approved at least annually by the Directors or by a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act of 1940). In either event, such renewal is also required to be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal.

     Under the terms of the New Agreement, as under the Former Agreement, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the New Agreement, Marsico shall not be liable to the Fund or its shareholders or to the Adviser for any act or omission resulting in any loss suffered by the Fund, the Portfolio or the Portfolio's shareholders in connection with any service provided under the New Agreement.

INFORMATION CONCERNING MARSICO

     The principal business address of Marsico is 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. As of September 30, 2002, Marsico managed approximately $12.6 billion in assets.

     The principal occupations of each director and principal executive officer of Marsico are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at Marsico, is 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202.

Thomas Marsico...........................  Chief Executive Officer
Christopher Marsico......................  Vice President and Chief Operating
                                           Officer
Robert Lojkovic..........................  Executive Vice-President
Christie Austin..........................  Vice President and Chief Financial
                                           Officer
Mary Watson..............................  Vice President
Tom Kerwin...............................  President, Director and General Counsel
Robert Gordon............................  Director

     No Directors or officers of the Fund are employees, officers, directors or shareholders of Marsico or its parent company.

     As of September 30, 2002, Marsico managed a total of $642 million in assets in the Marsico Growth Fund, which has similar investment objectives to the Portfolio. For all services rendered, fees are calculated and paid to Marsico as follows:

NAME OF FUND                                                  FUND SIZE   ADVISORY FEE
------------                                                  ---------   ------------
Marsico Growth Fund.........................................        --           --

                                                                       EXHIBIT A

                         PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made as of the 13th day of December, 2002, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Marsico Capital Management, LLC ("Portfolio Manager"), a limited liability company organized under the laws of the State of Delaware.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

     WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

     WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997 and subsequently amended, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust's series;

     WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

     NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

     1. APPOINTMENT. The Trust and the Manager hereby appoint the Portfolio Manager to act as an investment sub-adviser to the series of the Trust designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder (each, an "Additional Series"), the Manager shall promptly notify the Portfolio Manager in writing of its desire to retain the Portfolio Manager to provide investment advisory services to such Additional Series. If the Portfolio Manager is willing to render such advisory services to the proposed Additional Series, the Portfolio Manager shall so notify the Trust and Manager in writing. Upon receipt of the written confirmation of acceptance of the Portfolio Manager with respect to each Additional Series, Schedule A to this Agreement shall be amended to reflect the addition of each such Additional Series and the services provided to each such Additional Series shall be governed by the terms of this Agreement.

     2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services and transactions on behalf of each Series. In accordance with the forgoing duties, the Portfolio Manager is hereby authorized to act as agent for the portfolio to order deposits and the investment of cash and purchases and sales of securities for the Series' account and in the name of the Trust, with the understanding that the Portfolio Manager will not act as custodian of any assets of any Series. This authorization shall be a continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 15 hereof. To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series and shall have the authority to act in such capacity as the Portfolio Manager deems necessary or desirable in order to carry out its duties hereunder for the protection of the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations. The Portfolio Manager will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly upon filing any such amendment with the SEC. The Portfolio Manager further agrees as follows:

          (A) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

          (B) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager's manner of allocation, provided further that any requested changes to such manner of allocation that are agreed to by the Portfolio Manager shall be implemented on a prospective basis only.

          (C) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

          (D) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation.

          (E) The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (F) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

          (G) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager may not retain, employ or associate itself with any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the Series, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of assets, has not:

             (I) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

             (II) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

             (III) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

          (H) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

             (I) That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

             (II) That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager's management or which benefit from the Portfolio Manager's investment advice. If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations. The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

             (III) That the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager's behalf and to give instructions for settlement for the same.

             (IV) That the Portfolio Manager has full authority to instruct Manager's and Trust's custodian in conformity with its mandate.

             (V) That in the event of the termination of this Agreement, the Portfolio Manager may offer its counterparty the ability to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

     3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting any such transaction will be to seek best execution of orders for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

     The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. Manager may instruct the Portfolio Manager to use its best efforts to execute a portion of securities transactions on behalf of a Series, not to exceed 25% of the securities transactions for such Series on an annual basis, with or through one or more brokers designated by Manager. Manager represents and warrants that it has negotiated and is satisfied with its selection of such brokers, their commission rates, execution quality, and all other terms and conditions relating to the services to be provided by such brokers in connection with all such transactions. To the extent consistent with this Agreement and any applicable laws, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to any of the Portfolio Manager's affiliated broker-dealers as agents, such as Banc of America Securities, LLC ("BAS"), or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. An affiliated broker may execute transactions for a Series on an exchange floor, and receive and retain all commissions, fees, and benefits without complying further with Section 11(a) of the Securities Exchange Act. An affiliated broker also may execute agency cross trades, in which the affiliated broker acts as broker both for a Series and for the counterparty to the transaction. Agency cross trades may enable the Portfolio Manager to purchase or sell a block of securities for its clients at a set price, and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. Portfolio Manager will comply with any legal requirements that may apply, including, but not limited to, Rule 17e-1 under the 1940 Act and Rule 206(3)-2 under the Advisers Act, as well any procedures adopted by the Board of Trustees of the Trust. Manager is aware that the affiliation between the Portfolio Manager and an affiliated broker could give the Portfolio Manager an indirect interest in brokerage commissions received by the affiliated broker, and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities, because the affiliated broker acts for and receives commissions from both sides of the trade. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards (BAS typically handles approximately 4% to 8% of the Portfolio Manager's total trades on a commission basis, and generally receives a commission of $0.05 per share that is comparable to other full service brokers used by Portfolio Manager), and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor. Manager may at any time revoke its consent to the execution of future trades with an affiliated broker for a Series by giving written notice to Portfolio Manager or the affiliated broker.

     4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at least once each year during the term of this Agreement and at such other times as reasonably may be requested in writing by the Manager, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption. Manager represents that it has received Portfolio Manager's current Form ADV Part II at least 48 hours prior to entering into this Agreement.

     5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

          (A) Expenses of all audits by the Trust's independent public accountants;

          (B) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

          (C) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

          (D) Expenses of obtaining quotations for calculating the value of each Series' net assets;

          (E) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

          (F) Expenses of maintaining the Trust's tax records;

          (G) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

          (H) Taxes levied against the Trust;

          (I) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

          (J) Costs, including the interest expense, of borrowing money;

          (K) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

          (L) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

          (M) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

          (N) The Trust's pro rata portion of the fidelity bond required by
     Section 17(g) of the 1940 Act, or other insurance premiums;

          (O) Association membership dues;

          (P) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

          (Q) ORGANIZATIONAL AND OFFERING EXPENSES.

     6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

     The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

     7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

     8.  COMPLIANCE.

     (A) The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of each Series' books and records necessary to perform certain compliance testing. To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board of Trustees applicable to the Series (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series' books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust's administrator. The Manager shall promptly provide the Portfolio Manager with copies of the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies and procedures adopted by the Trust's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.

     (B) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

     (C) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the regulations thereunder.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

     10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager; and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement; except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager, or the Trust.

     11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

     (A) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the names "Marsico" or "Marsico Capital Management, LLC," or any logos associated therewith. The Trust and the

Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

     (B) The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

     (C) The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

     12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

     13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement. Portfolio Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Series, or that the Series will perform comparably with any standard or index, including other clients of Portfolio Manager.

     14.  INDEMNIFICATION.

     (A) Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (B) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, is a controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any material breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (C) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

     (D) The Portfolio Manager shall not be liable under Paragraph (b) of this
Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio

Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

     15. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Series on the later of the date first indicated above or the date of the commencement of operations of each Series. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from the date indicated above and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon three (3) months' written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Portfolio Manager may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940
Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 13, 14, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 15.

     16. NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or e-mail or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Trust:

     The GCG Trust
     1475 Dunwoody Drive
     West Chester, Pennsylvania 19380
     Attention: Kimberly J. Smith

     If to the Manager:

     Directed Services, Inc.
     1475 Dunwoody Drive
     West Chester, Pennsylvania 19380
     Attention: Kimberly J. Smith

     If to the Portfolio Manager:

     Marsico Capital Management
     1200 17th Street, Suite 1300
     Denver, Colorado 80202
     Attention: Mary Watson

     17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

     18.  USE OF NAME.

     (A) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

     (B) It is understood that the names "Marsico" or "Marsico Capital Management, LLC," or any derivative thereof or logos associated with those names are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

     19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

     20.  MISCELLANEOUS.

     (A) This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

     (B) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (C) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

     (D) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (E) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          THE GCG TRUST

Attest ------------------------------              By: ------------------------------
Title: ------------------------------              Title: ------------------------------

                                                   DIRECTED SERVICES, INC.
Attest ------------------------------              By: ------------------------------
Title: ------------------------------              Title: ------------------------------

                                                   MARSICO CAPITAL MANAGEMENT, LLC
Attest ------------------------------              By: ------------------------------
Title: ------------------------------              Title: ------------------------------

                                   SCHEDULE A

     The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Marsico Capital Management, LLC shall act as Portfolio Manager is as follows:

     Growth Series.

                                   SCHEDULE B

                      COMPENSATION FOR SERVICES TO SERIES

     For the services provided by Marsico Capital Management, LLC ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

                                                                      AVERAGE DAILY
SERIES                                                    RATE         NET ASSETS
------                                                    ----     -------------------
Growth Series...........................................  0.45%    $0 to $500,000,000;
                                                          0.40%    $500,000,001 to
                                                                   $1,500,000,000; and
                                                          0.35%    Amounts in excess
                                                                   of $1,500,000,001.